  Exhibit 10.6

NOTE

SBA Loan #	69657873-03
SBA Loan Name	WHOLESALE EXPRESS LLC
Date	5/1/2020
Loan Amount	$ 564,470.00
Interest Rate	1.00%
Borrower	WHOLESALE EXPRESS LLC
Lender	Wood & Huston Bank

1.
PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of $564,470.00
Five hundred sixty four thousand four hundred seventy and 0/zero                                                  Dollars,
interest on the unpaid principal balance, and all other amounts required by this Note.

2.
DEFINITIONS:

"Collateral" means any property taken as security for payment of this Note or any guarantee of this Note.

"Guarantor" means each person or entity that signs a guarantee of payment of this Note.

"Loan" means the loan evidenced by this Note.

"Loan Documents" means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

"SBA" means the Small Business Administration, an Agency of the United States of America.

Page1 of 5

3.
PAYMENT TERMS

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

1.
Interest Rate: 1.00% fixed, accruing using an actual 360 days continuing method.
2.
Loan Term: 24 month loan term.
3.
Payments: no payments or interest required for first 6 months. Thereafter, 18 equal monthly payments of    $31,746.03    due on the 1st day of each month, beginning 11/1/2020 for the first.
4.
Fees: No fees for Borrower.
5.
Forgiveness: This loan may be fully or partially forgiven by SBA after 8-week compliance period if Borrower complies with terms and conditions of SBA PPP.

*This is a summary and Payment Terms are subject to any and all laws, procedures, processes, features, modifications at the sole discretion of the Lender or SBA allowable under the laws of the United States of America and the State of Missouri.

4.
DEFAULT

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.
Fails to do anything required by this Note and other Loan Documents;

B.
Defaults on any other loan with Lender;

C.
Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;

D.
Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E.
Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F.
Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;

G.
Fails to pay any taxes when due;

H.
Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I.
Has a receiver or liquidator appointed for any part of their business or property;

J.
Makes an assignment for the benefit of creditors;

K.
Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;

L.
Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or

M.
Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

Page2 of 5

5.
LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.
Require immediate payment of all amounts owing under this Note;

B.
Collect all amounts owing from any Borrower or Guarantor;

C.
File suit and obtain judgment;

D.
Take possession of any Collateral; or

E.
Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement

6.
LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

A.
Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

B.
Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C.
Release anyone obligated to pay this Note;

D.
Compromise, release, renew, extend or substitute any of the Collateral; and

E.
Take any action necessary to protect the Collateral or collect amounts owing on this Note.

7.
WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

Page3 of 5

8.
SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.
GENERAL PROVISIONS:

A.
All individuals and entities signing this Note are jointly and severally liable.

B.
Borrower waives all suretyship defenses.

C.
Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.

D.
Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E.
Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F.
If any part of this Note is unenforceable, all other parts remain in effect.

G.
To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10.
STATE-SPECIFIC PROVISIONS:

This note is governed by the laws of Missouri, except to the extent such state laws are preempted by federal law. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Missouri, unless otherwise required by law.

ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

ADDITIONAL PROVISIONS.

A.
Borrower understands and agrees that the PPP Program contains limits and restrictions on use of amounts borrowed, and that Borrower retains full responsibility for compliance with those PPP limits and restrictions.

B.
Borrower has provided truthful and complete information to Bank in connection with Borrower's PPP Application, and agrees to immediately inform Bank of any errors in same.

C.
Borrower agrees to provide any documents which Bank deems necessary for the Application Loan File, including any documents Bank requests for use in calculating future forgiveness or repayment under

D.
Borrower agrees to otherwise cooperate with Bank in administration of this PPP Loan.

Page4 of 5

E.
Borrower understands that the requested loan, if approved by the SBA, may or may not qualify for forgiveness.

F.
Borrower understands that if the requested loan does not qualify for forgiveness, Borrower must repay the loan, under the terms contained in the loan documents.

G.
Borrower understands and agrees that Bank is not liable for delays in transmission of the application or for any failure by the SBA to receive the Application.

11.
BORROWER'S NAME(S) AND SIGNATURE(S):
By signing below, each individual or entity becomes obligated under this Note as Borrower.

Authorized Signer:	Thomas E Aucamp
Signature:	/s/ Thomas Aucamp
Date:	5/1/2020

Authorized Signer:
Signature:
Date:

Page5 of 5